UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

VirnetX Holding Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VirnetX Holding Corporation 308 Dorla Ct., Zephyr Cove, NV 89448 www.virnetx.com

To the Stockholders of VirnetX Holding Corporation:

You are cordially invited to attend the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of VirnetX Holding Corporation to be held on May 24, 2012, at 9:00 a.m. Pacific Time, at Harvey’s Resort – South Lake Tahoe, The Emerald Bay Room, 18 Highway 50, Lake Tahoe, Nevada. At the Annual Meeting, we will ask you to consider the following proposals:

●	to elect Robert D. Short III, Ph.D. and Thomas M. O’Brien as directors;

●	to ratify the appointment of Farber Hass Hurley LLP as our independent registered public accountants for the fiscal year ending December 31, 2012;

●	to consider one non-binding stockholder proposal, if it is properly presented at the Annual Meeting and

●	to transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

Stockholders of record as of April 18, 2012 may vote at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the meeting in person, it is important that your shares be represented. Please vote as soon as possible.

Sincerely,

/s/ Kendall Larsen
Kendall Larsen
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 24, 2012

On May 24, 2012, VirnetX Holding Corporation will hold its 2012 Annual Meeting of Stockholders at 9:00 a.m. Pacific Time. The meeting will be held at Harvey’s Resort – South Lake Tahoe, The Emerald Bay Room, 18 Highway 50, Lake Tahoe, Nevada for the following purposes:

●	to elect Robert D. Short III, Ph.D. and Thomas M. O’Brien as directors;

●	to ratify the appointment of Farber Hass Hurley LLP as our independent registered public accountants for the fiscal year ending December 31, 2012;

●	to consider one non-binding stockholder proposal, if it is properly presented at the Annual Meeting and

●	to transact such other business that may properly come before the Annual Meeting or at any adjournment or postponement thereof.

The foregoing items of business are further described in the Proxy Statement accompanying this notice. Included with the Proxy Statement is a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission (the “SEC”) on February 29, 2012 (the “Annual Report”). We encourage you to read the Annual Report. It includes our audited financial statements and information about our operations, markets and products. The close of business on April 18, 2012 has been fixed by our Board as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, our Annual Meeting and any adjournments or postponements thereof. As of the Record Date there were 50,771,160 shares of Common Stock issued and outstanding. Stockholders of record as of April 18, 2012, may vote at the Annual Meeting.

Your vote is important. Whether or not you plan to attend the meeting, please complete, sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or vote via the Internet or by telephone. Returning the proxy card or voting via the Internet or by telephone will ensure your representation at the meeting, but does NOT deprive you of your right to attend the meeting and to vote your shares in person. The Proxy Statement explains more about the proxy voting process. Please read it carefully. We look forward to seeing you at the Annual Meeting.

/s/ Katharine A. Martin
Katharine A. Martin
Corporate Secretary
Palo Alto, California
April 24, 2012

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 24, 2011: Our Proxy Statement, Proxy Card and Annual Report to stockholders for the year ended December 31, 2011 are available at www.proxyvote.com.

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD OR VOTING INSTRUCTION CARD AS INSTRUCTED OR VOTE BY TELEPHONE OR USING THE INTERNET AS INSTRUCTED ON THE PROXY CARD OR VOTING INSTRUCTION CARD.

ANNUAL MEETING OF STOCKHOLDERS
OF
VIRNETX HOLDING CORPORATION

PROXY STATEMENT

The Board of Directors of VirnetX Holding Corporation (“we,” “us,” the “Company” or “VirnetX “) is providing these proxy materials to you for use in connection with the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 24, 2012 at 9:00 a.m. Pacific Time, and at any postponement or adjournment of the meeting. The Annual Meeting will be held at Harvey’s Resort – South Lake Tahoe, The Emerald Bay Room, 18 Highway 50, Lake Tahoe, Nevada 89449.

Stockholders of record as of April 18, 2012 (the “Record Date”) are invited to attend the Annual Meeting and are asked to vote on the proposals described in this Proxy Statement.

These proxy solicitation materials combined with the annual report on Form 10-K for the fiscal year ended December 31, 2011, including financial statements, were first mailed on or about April 24, 2012 to stockholders of record as of the Record Date. Our principal executive offices are located at 308 Dorla Ct., Zephyr Cove, NV 89448, and our telephone number is (775) 548-1785. We maintain a website at www.virnetx.com. The information on our website is not a part of this Proxy Statement.

The cost of preparing, assembling, printing, mailing and distributing the Notice of Annual Meeting, this Proxy Statement, the proxy cards and Annual Report (the “Proxy Solicitation Materials”) is to be borne by the Company.

It is extremely important that your shares are represented at the Annual Meeting, and, therefore, all stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, you are urged to, as promptly as possible, return your proxy card. If you own your shares through a broker or nominee you are considered with respect to those shares to be the “beneficial holder” or “beneficial owner,” and those shares are considered to be held in “street name.” If you are the beneficial owner of shares held in street name, you will receive or should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Beneficial owners of shares held in street name may generally vote by one of the following methods:

By Mail. You may vote by signing, dating and returning your voting instruction card in the pre-addressed envelope provided by your broker, bank or other nominee; or

By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information provided by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by your broker, bank or other nominee; or

In Person at the Annual Meeting: If you are the beneficial owner of shares held in street name and you wish to vote at the meeting you will need to bring a legal proxy from your broker, bank or other nominee authorizing you to vote the shares as well as proof of identity.

If your shares are held in your name you are considered, with respect to those shares, the “stockholder of record.” You have three options for returning your proxy:

By Mail. If you choose to return your proxy by mail, then mark, sign, date and mail back the enclosed form of proxy, which requires no postage if mailed in the United States; or

Voting By Telephone or Internet. Please call the toll-free telephone number on the proxy card (800-690-6903) and follow the recorded instructions; or access our secure website registration page through the Internet (at www.proxyvote.com), as identified on the proxy card and follow the instructions, using the unique control number printed on the proxy card.

Please note that the Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m. Eastern Time on May 23, 2012.

In Person at the Annual Meeting. If you are the stockholder of record and you plan to attend the Annual Meeting and vote in person, we will provide you with a ballot at the meeting. You have the right to vote in person at the meeting because you are a stockholder of record.

YOUR VOTE IS IMPORTANT!

Whether You Own One Share Or Many, Your Prompt Cooperation In Voting Your
Proxy Is Greatly Appreciated.

PURPOSE OF THE MEETING

At our Annual Meeting, our stockholders will consider and vote to (1) elect two Class II directors to each serve a term of three years (“Proposal I”); (2) ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2012 (“Proposal II”); and (3) consider one stockholder proposal, if it is properly presented at the meeting, to urge the Company, on a non-binding basis, to implement a majority voting standard for the election of directors (“Proposal III”).

Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below on page 4 of this Proxy Statement) will be voted in favor of Proposal I for the Class II director nominees, in favor of Proposal II to appoint the Independent Registered Public Accounting Firm for fiscal year 2012, and against Proposal III. In the event a stockholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made.

-i-

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS
AND OUR ANNUAL MEETING

Q:	Why am I receiving these materials?

A:
We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of VirnetX (the “Board”) is soliciting your proxy to vote at our Annual Meeting to be held on May 24, 2012. You are invited to attend our Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote your shares by fax, telephone or via the Internet. Even if you plan to attend our Annual Meeting, it is a good idea to, in advance of the Annual Meeting, indicate your preferences on the enclosed proxy card, and then date, sign and return your proxy card, or vote your shares by fax, telephone or via the Internet, just in case your plans change and you are unable to attend the Annual Meeting. If you own your shares through a bank or brokerage firm, please follow the instructions on the attached voter instruction form, or contact your bank or broker.

We intend to mail the Proxy Solicitation Materials on or about April 24, 2011 to all stockholders of record entitled to vote at the Annual Meeting.

Q:	Who pays for the expenses of soliciting the proxies and what are the means of solicitation?

A:
The expenses of soliciting proxies for the Annual Meeting are to be paid by the Company. Solicitation of proxies may be made by means of personal calls upon, or telephonic, facsimile or electronic communications with, stockholders or their personal representatives by our directors, officers and employees, who will not be specially compensated for such services.

Q:	How can I attend the Annual Meeting?

A:
You are invited to attend the Annual Meeting if you are a registered stockholder or a street name stockholder as of the Record Date. Registration will begin at 8:00 a.m. Pacific Daylight Time on the date of the Annual Meeting, and each shareholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date. Please note that the use of cell phones, smartphones, pagers, recording and photographic equipment and/or computers is not permitted in the meeting room at the Annual Meeting.

Q:	What dissenters’ rights of appraisal do I have?

A:	There are no dissenters’ rights of appraisal with respect to the matters to be acted upon at the Annual Meeting.

Q:	Who is entitled to vote at the meeting?

A:
Stockholders who our records show owned shares of VirnetX as of the close of business on the Record Date, April 18, 2012, may vote at the Annual Meeting. On the Record Date, we had a total of 50,771,160 shares of Common Stock outstanding. The stock transfer books will not be closed between the Record Date and the date of the Annual Meeting.

Registered Stockholders. If your shares are registered directly in your name with VirnetX’s transfer agent, you are considered the stockholder of record with respect to those shares, and this Proxy Statement was provided to you directly by VirnetX. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name and this Proxy Statement was forwarded to you by your broker or nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of the proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use.

Q:	What am I voting on?

A:	Our stockholders will vote on the following matters at the Annual Meeting:

●	election of two Class II directors to each serve a term of three years, until their resignation, or until their respective successors are duly elected and qualified;

●	ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2012; and

●	to consider a stockholder proposal, if properly presented at the meeting, to urge the Company on a non-binding basis to implement a majority voting standard for the election of directors.

Q:	How do I vote?

A:
You may either vote “FOR” the nominee to the Board or you may “WITHHOLD” your vote for the nominee. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” or abstain from voting.

Registered Stockholders: Registered stockholders may vote in person at the Annual Meeting or by one of the following methods:

●	By Mail. If printed copies of the proxy materials were mailed to you, you can complete, sign and date the proxy card and return it in the prepaid envelope provided;

●	By Telephone. Call the toll-free telephone number on the proxy card and follow the recorded instructions; or

●	By Internet. Access VirnetX’s secure website registration page through the Internet, as identified on the proxy card, and follow the instructions.

Please note that the Internet and telephone voting facilities for registered stockholders will close at 11:59 p.m. Eastern time on May 23, 2012.

Street Name Stockholders: If your shares are held by a broker, bank or other nominee, you should have received instructions on how to vote or instruct the broker to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must request a legal proxy from the bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting to vote your shares.

Street name stockholders may generally vote by one of the following methods:

●	By Mail. If printed copies of the proxy materials were mailed to you, you may vote by signing, dating and returning your voting instruction card in the enclosed pre-addressed envelope;

●
By Methods Listed on Voting Instruction Card. Please refer to your voting instruction card or other information provided by your bank, broker or other holder of record to determine whether you may vote by telephone or electronically on the Internet, and follow the instructions on the voting instruction card or other information provided by the record holder; or

●
In Person with a Proxy from the Record Holder. A street name stockholder who wishes to vote at the Annual Meeting will need to obtain a legal proxy from his or her bank or brokerage firm. Please consult the voting instruction card provided to you by your bank or broker to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you have one vote for each share of Common Stock you own as of April 18, 2012, the Record Date.

Q:	Will there be any other items of business on the agenda?

A:
We do not know of any business to be considered at the meeting other than the proposals described in this Proxy Statement. However, if any other business is properly presented at the Annual Meeting pursuant to guidelines described in our bylaws, the accompanying proxy gives discretionary authority to the person named on the proxy with respect to any other matters that might be brought before the meeting. Such matters include, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, including without limitation, for the purpose of soliciting additional proxies. That person intends to vote the proxy in accordance with his best judgment.

Q:	If I submit a proxy, how will it be voted?

A:
When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in the Proxy Statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy instructions, as described below under “Can I change my vote after submitting my proxy?”

Q:	Can I change my vote after submitting my proxy?

A:	Yes. You can revoke your proxy at any time before the final vote at our Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any of the following three ways:

●	you may submit another properly completed proxy card with a later date;

●	you may send a written notice that you are revoking your proxy to VirnetX Holding Corporation PO Box 439, Zephyr Cove, NV 89448;

●	vote again on a later date on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted); or

●	you may attend the Annual Meeting and vote in person (attendance at the meeting will not by itself revoke a previously granted proxy).

If you are a beneficial owner of shares held in street name, you may change your vote:

●	by submitting new voting instructions to your broker, bank or nominee, or

●
if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person (attendance at the meeting will not by itself revoke a previously granted proxy).

Q:	How are votes counted?

A:
For Proposal I – Election of Directors, you may vote “FOR” all or one of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. Votes that are withheld will be excluded entirely and will have no effect in the election of a director. If you hold your shares in a brokerage account in your broker’s name, or street name, please note that recent rule changes eliminate the ability of your broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in the election of directors, no votes will be cast on your behalf although your proxy will be counted for the purpose of establishing a quorum.

If a quorum is present, the two (2) director nominees receiving the highest number of votes, in person or by proxy, will be elected to the Board of Directors

For Proposal II – Ratification of Farber Hass Hurley LLP as our Independent Registered Public Accounting Firm, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you vote to abstain on Proposal II, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum but your abstention will have the same effect as a vote against the proposal. If you hold your shares in street name, your broker will have discretionary authority to vote on Proposal II.

Ratification of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012 will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

For Proposal III – Urge the Company, on a non-binding basis, to implement a majority voting standard for the election of directors, you may vote “FOR,” “AGAINST” or “ABSTAIN.” If you vote to abstain on Proposal III, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum but your abstention will have the same effect as a vote against the proposal. If you hold your shares in a brokerage account in your broker’s name, or street name, please note that broker discretionary voting is not allowed for Proposal III. Thus, if you hold your shares in street name and you do not instruct your broker how to vote in regards to Proposal III, no votes will be cast on your behalf although your proxy will be counted for the purpose of establishing a quorum.

Approval of an action to urge the Company to implement a majority voting standard for the election of directors will require the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting.

Finally, if you sign and return your proxy card with no further instructions, your shares will be counted as a vote “FOR” the director nominees; “FOR” the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012; “AGAINST” the request to urge the Company to implement a majority voting standard for the election of directors. In the event a stockholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made. In addition, the proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

Q:           What is the quorum requirement?

A:
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of Common Stock are represented by stockholders present at the meeting or by proxy. On the record date, there were a total of 50,771,160 shares of Common Stock outstanding and entitled to vote. Thus, 23,385,581 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy or if you vote in person at the meeting. Abstentions will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

Q:	What effect do abstentions and broker non-votes have on quorum requirements?

A:
Abstentions and broker non-votes are counted as present for establishing a quorum for the transaction of business at the Annual Meeting, but neither will be counted as votes cast. A “broker non-vote” occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have authority to do so. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted. Accordingly, an abstention will have the effect of a negative vote.

Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. If you hold common stock through a broker and you have not given voting instructions to the broker, the broker will be prevented from voting shares on non-routine matters, resulting in a “broker non-vote.” Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares “FOR” routine matters but expressly instructing that the broker is NOT voting on non-routine matters. Proposal II contained in this Proxy Statement is considered a routine matter. However, Proposals I and III are not considered routine matters.

Unlike at annual meetings held several years ago, brokers do not have discretionary authority to vote on the election of directors (Proposal I), so it is very important that you instruct your broker how to vote. In addition, brokers do not have discretionary authority to vote on Proposal III, so it is very important that you instruct your broker how to vote on these proposals.

Q:	How does the Board of Directors recommend I vote on these proposals?

A:	The Board recommends a vote:

●	FOR the election of Class II director nominees to the Board;

●	FOR the ratification of the appointment of Farber Hass Hurley LLP as our independent registered public accountants for the fiscal year ending December 31, 2012; and

●	AGAINST the non-binding stockholder proposal to urge the Company to implement a majority voting standard for the election of directors.

Q;	I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

A:
In an effort to reduce printing costs and postage fees, we have adopted a practice approved by the SEC called “householding.” Under this practice, stockholders who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our proxy materials, unless one or more of these stockholders notifies us that he or she wishes to continue receiving individual copies. Stockholders who participate in house-holding will continue to receive separate proxy cards.

If you share an address with another stockholder and received only one set of proxy materials and would like to request a separate copy of these materials, please: (1) mail your written request to VirnetX Holding Corporation, PO Box 439, Zephyr Cove, NV 89448, Attn: Investor Relations, or (2) call our Investor Relations department at (775) 548-1785. Additional copies of the proxy materials will be sent promptly after receipt of your request. Similarly, you may also contact us if you received multiple copies of the proxy materials and would prefer to receive a single copy in the future.

Q:	What does it mean if I receive more than one proxy card?

A:	It means that you hold shares in more than one account. To ensure that all your shares are voted, sign and return each card.

Q:	Who tabulates the votes and how will I know the results of the voting at the Annual Meeting?

A:	The votes will be tabulated by an independent inspector of election, who will be a representative of our transfer agent, Broadridge Financial Services.

We will announce preliminary voting results at the Annual Meeting. We will publish the preliminary, or if available, final, voting results in a Current Report on Form 8-K to be filed with the SEC on or before the fourth business day following the date of our Annual Meeting. If not published in an earlier Current Report on Form 8-K, we will publish the final voting results in a Current Report on Form 8-K to be filed with the SEC within four business days after the final voting results are known. You may obtain a copy free of charge from our Internet website at http://www.virnetx.com, by contacting our Investor Relations Department at (775) 548-1785, or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the online EDGAR system at www.sec.gov.

Q:	How do I contact the Board?

A:	You can send written communications to our Board or any individual director in accordance with our bylaws, addressed to:

Board of Directors
(or Nominating and Corporate Governance Committee, or name of individual director)
c/o Secretary
VirnetX Holding Corporation
PO Box 439
Zephyr Cove, NV 89448

Our Secretary will then direct such communications to the relevant director(s), except for solicitations or other matters unrelated to us.

Q:	Where are our principal executive offices?

A:	Our principal executive offices are located at 308 Dorla Ct., Zephyr Cove, NV 89448. Our telephone number is (775) 548-1785.

Q:	How do I submit a stockholder proposal for the 2013 Annual Meeting of Stockholders?

A:
Stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals in writing to the Company in a timely manner. In order to be included in the proxy statement for the 2013 annual meeting of stockholders, stockholder proposals must be received by the Company no later than December 25, 2012, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

In addition, the Company’s bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders without including those matters in the Company’s proxy statement. In general, such proposals, including the information required by the Company’s bylaws, must be received by the Company not later than February 23, 2013 and no earlier than January 24, 2013.

If the date of the stockholder meeting is moved more than 30 days before or 60 days after the anniversary of the 2012 annual meeting and less than 60 days notice or prior public disclosure of the date of the meeting is given or made to stockholders, the Company’s advance notice procedure requires that such proposal including certain information, as described in the Company’s bylaws, must be received by the Company not later than the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Our Bylaws have been publicly filed with the SEC.

If a stockholder fails to give notice of a stockholder proposal as required by our bylaws or other applicable requirements, then the proposal will not be included in the proxy statement for our 2013 Annual Meeting of Stockholders and the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2013 Annual Meeting of Stockholders.

Q:	What if I have questions about lost stock certificates or need to change my mailing address?

A:
You may contact our transfer agent, Corporate Stock Transfer, Inc. by telephone at (303) 282-4800, or by facsimile at (303) 282-5800 if you have lost your stock certificate or need to change your mailing address.

IMPORTANT ADDITIONAL VOTING INFORMATION FOR THE ANNUAL MEETING

Broker Voting

Stockholders who hold shares of the Company through a broker, bank or other financial institution receive proxy materials before each stockholder meeting. Your broker is not permitted to vote on your behalf on Proposal II or Proposal III unless you provide specific instructions by completing and returning the proxy card or voting your shares via telephone or the Internet. For your vote to be counted, you now will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the stockholder meeting.

Your Participation in Voting the Shares You Own Is Important

Voting your shares is important to ensure that you have a say in the governance of your company and to fulfill the objectives of the majority voting standard that we apply in the election of directors. Please review the proxy materials and follow the instructions on the proxy card to vote your shares. We hope you will exercise your rights and fully participate as a stockholder in our future.

More Information Is Available

If you have any questions about the proxy voting process, please contact the broker, bank or other financial institution where you hold your shares. The SEC also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder. Additionally, you may call our Investor Relations department at (775) 548-1785.

BOARD OF DIRECTORS

The Board of Directors is presently composed of five members: Michael F. Angelo, Kendall Larsen, Thomas M. O’Brien, Robert D. Short III, Ph.D. and Scott C. Taylor. Mr. Larsen serves as Chairman of the Board of Directors.

Our Amended and Restated Certificate of Incorporation provides that the directors of our Board shall be divided into three classes, with the classes serving for staggered, three-year terms. Pursuant to our bylaws, our Board has set the number of directors at five, consisting of two Class I directors, two Class II directors and one Class III director. One class is elected each year at the annual meeting of stockholders. The term of each class of directors expires as follows: Class I at the 2014 annual meeting, Class II at the 2012 annual meeting of stockholders, and Class III at the 2013 annual meeting of stockholders. Each director shall hold office until he resigns or his successor is elected and qualified.

Unless otherwise instructed, the proxy holders will vote the proxies received by them for the two nominees named below, both of whom are presently directors. If any of our nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board of Directors to fill the vacancy. Our management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. The term of office of each person elected as a Class II director will continue until the 2015 Annual Meeting of Stockholders or until such person’s successor has been elected and qualified.

Nominees and Continuing Directors

Set forth below are the names and certain information about each of the nominees for Class II directors. The names of, and certain information about, the current Class I and Class III directors with unexpired terms are also set forth below. All information is as of April 18, 2011.

Name	Age	Position	Director Since

Class II Directors whose terms will expire at the 2012 Annual Meeting
Thomas M. O’Brien	45	Director	2007
Robert D. Short III, Ph.D.	60	Chief Technology Officer, Director	2010

Class III Director whose terms will expire at the 2013 Annual Meeting
Michael F. Angelo	52	Director	2007

Class I Directors whose terms will expire at the 2014 Annual Meeting
Kendall Larsen	55	President, Chief Executive Officer and Chairman of the Board of Directors	2007
Scott C. Taylor	48	Director	2007

Nominees

Thomas M. O’Brien has been a director since July 5, 2007. He has been an employee Reit Management & Research LLC, an institutional manager of real estate, public real estate investment trusts (“REITs”) and other public companies, since May 1996 and has served as an Executive Vice President of that company since September 2008, prior to which he served in various roles since May 1996. During the last five years, Mr. O’Brien has held various positions with public entities related to Reit Management or its affiliates, including serving as: (1) Chief Executive Officer and President of TravelCenters of America LLC (NYSE Amex: TA), since February 2007 and a Managing Director since October 2006; and (2) Chief Executive Officer and President of RMR Funds, a group of publicly traded closed-end investment management companies from 2003 to May 2007. From 1988 to 1996, Mr. O’Brien was a senior manager with Arthur Andersen LLP where he served a number of public company clients. Mr. O’Brien graduated cum laude from the University of Pennsylvania, Wharton School of Business, with a B.S. in Economics.

As a former certified public accountant and Chief Financial Officer of a public company listed on the NYSE and a current Chief Executive Officer and Director of a public company listed on the NYSE Amex, Mr. O’Brien brings to the audit committee, of which he is Chairman, and the Board, a deep understanding of complex accounting and finance issues faced by the Company and can provide critical insight into the financial and other reporting requirements of a U.S. public company. In addition, his extensive capital markets experience is an invaluable resource as the Company regularly assesses its capital and liquidity needs.

Robert Short III, Ph.D. has been a director since July 9, 2010. He has been the Chief Scientist for the Company since May 2006. From February 2000 to April 2007, Dr. Short was Assistant Vice President and Division Manager at Science Applications International Corporation, or SAIC. From 1994 to February 2000, he also held various other positions at SAIC. Prior to SAIC, he worked at ARCO Power Technologies, Inc. (Atlantic Richfield Petroleum), Sperry Corporate Technology Center and Sperry Research Center. He has a Ph.D. in Electrical Engineering from Purdue University along with a M.S. in Mathematics and a B.S. in Electrical Engineering from Virginia Tech.

As co-inventor on the majority of the patents in the Company’s patent portfolio, Dr. Short brings to the Board extraordinary technical knowledge and a deep understanding of the Company’s business, history and organization and the field of information security.

Class III Director (Current Term Will Expire at the 2013 Annual Meeting)

Michael F. Angelo has been a director since July 5, 2007. He has been the Chief Security Architect at NetIQ Corporation since August 2005. From October 2003 to August 2005, Mr. Angelo was a Security Architect and Manager, Government Engagements SBU with Microsoft Corporation. From July 1989 to October 2003, Mr. Angelo was a Staff Fellow at both Hewlett Packard Company and Compaq Computer Corp. Mr. Angelo also served as Senior Systems Programmer at the John von Neumann National Supercomputer Center from September 1985 to July 1989. He was a Sub-Chairman of the National Institute of Standards and Technology Board of Assessment for Programs/National Research Council responsible for the CISD review for fiscal years 2001 and 2002, and he has been a technology contributor and participant on the U.S. Commerce Department’s Information Systems Technical Advisory Council (ISTAC) from 1999 to the present. Mr. Angelo was named a distinguished lecturer for 2004 and 2005 by Sigma XI, the Scientific Research Society. He currently holds 52 patents, most in the area of security and authentication, and was named the 2003 Inventor of the Year for the City of Houston by the Houston Intellectual Property Lawyers Association.

As a holder of many patents in the fields of security and authentication, and as a result of his long and distinguished industry and scholarly background in the area of computer security and networking, Mr. Angelo brings to the Board critical technical and industry knowledge and expertise. With his extensive industry  knowledge and having successfully served in multiple leadership capacities in various types of organizations, Mr. Angelo is uniquely qualified to serve as chair of the Company’s nominating and governance committee.

Class I Directors (Current Term Will Expire at the 2014 Annual Meeting)

Kendall Larsen has been Chairman of the Board of Directors, President and Chief Executive Officer since July 5, 2007 and held the same positions with VirnetX Inc. since its inception in August 2005. Mr. Larsen does not hold director positions with any other reporting or registered investment companies. From April 2003 to July 2005, Mr. Larsen focused on pre-incorporation activities related to VirnetX Inc. From April 2002 to April 2003, Mr. Larsen was a Limited Partner at Osprey Ventures, L.P., a venture fund that makes investments primarily in business and consumer technology companies. From October 2000 to April 2002, he was Senior Vice President and General Manager of the Security Products Division of Phoenix Technologies Ltd., a software and firmware developer, and he has also held senior executive positions over a period of over twenty years at various leading technology companies, including RSA Security, Inc., Xerox Corporation, Rolm/International Business Machines Corporation, Novell, Inc., General Magic, Inc., and Ramp Networks. Mr. Larsen holds a B.S. in Economics from the University of Utah.

With his years of managerial experience, Mr. Larsen brings to the Board demonstrated management ability at senior levels. Mr. Larsen’s day-to-day leadership and intimate knowledge of our business and operations provide the Board with Company-specific experience and expertise. Mr. Larsen’s drive for innovation and excellence position him well to serve as our Chairman, President and Chief Executive Officer.

Scott C. Taylor has been a director since July 5, 2007. Mr. Taylor serves as Executive Vice President and General Counsel for Symantec Corporation where he has been employed since February 2007. From January 2002 to February 2007, Mr. Taylor worked for Phoenix Technologies Ltd. Prior to 2002, Mr. Taylor has worked at Narus Inc., Symantec Corporation, Pillsbury Madison & Sutro LLP (now Pillsbury Winthrop Shaw Pittman LLP), ICF Incorporated (now ICF Consulting) and the U.S. Securities and Exchange Commission in various roles. Mr. Taylor was admitted to practice law in the State of California in 1993. Mr. Taylor has a B.A. in International Relations from Stanford University and a J.D. from George Washington University.

Having served as general counsel for two public companies, including his current service as Executive Vice President and General Counsel for Symantec Corporation, a Delaware corporation listed on the Nasdaq Global Select Market, Mr. Taylor brings to the Board significant knowledge and experience with corporate governance and public company reporting requirements. In addition, as an executive in a leading information security solutions company, Mr. Taylor has strong expertise in issues affecting our industry generally.

Corporate Governance

Role of the Board

Our Directors are appointed to oversee the actions and results of our management. They were selected for their educational background, professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of our stockholders. Their responsibilities include:

●	providing general oversight of the business;

●	approving corporate strategy;

●	approving major management initiatives;

●	providing oversight of legal and ethical conduct;

●	overseeing our management of significant business risks;

●	selecting, compensating, and evaluating directors;

●	evaluating Board processes and performance; and

●	reviewing and implementing recommendations and reports of the committees of the Board.

Board Leadership Structure

The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman of the Board because he is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the chief executive officer brings Company-specific experience and expertise. The Board believes that the combined role of Chairman of the Board and Chief Executive Officer promotes strategy development and execution and facilitates information flow between management and the Board, which are essential to effective governance.

The Company does not currently have a lead independent director. To assure effective independent oversight, the Board has designed its leadership structure so that independent directors exercise oversight of the Company’s management and key issues related to strategy and risk. Only independent directors serve on the audit committee, the compensation committee and the nominating and governance committee of the Board and all standing Board committees are chaired by independent directors.

Risk Oversight

Management is responsible for the day-to-day management of risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. The Board believes that establishing the right “tone at the top” and full and open communication between management and the Board are essential for effective risk management and oversight. Senior management attends the quarterly Board meetings and is available to address any questions or concerns raised by the Board on risk management and any other matters. Each quarter, the Board receives presentations from senior management on strategic matters involving our operations. The Board holds strategic planning sessions with senior management to discuss strategies, key challenges, and risks and opportunities for the Company.

While the Board is ultimately responsible for risk oversight for the Company, our three Board committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The audit committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. Our compensation committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The nominating and governance committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with Board organization, membership and structure, succession planning for our directors and executive officers, and corporate governance.

Risk Assessment of Compensation Policies

Our compensation committee conducted a risk assessment of the Company’s compensation policies and practices for 2011 and concluded that they do not motivate imprudent risk taking. In this regard, the Company notes that:

●	the Company’s annual incentive compensation is based on performance that promotes disciplined progress towards longer-term Company goals;

●	the Company does not offer significant short-term incentives that might drive high-risk investments at the expense of long-term Company value;

●	the Company’s compensation programs are weighted towards offering long-term incentives that reward sustainable performance; and

●
the Company’s compensation awards are established at reasonable and sustainable levels, as determined by a review of the Company’s economic position and prospects, as well as the compensation offered by comparable companies.

The Company’s compensation policies and practices were evaluated to ensure that they do not foster risk taking above the level of risk associated with the Company’s business model. Based on this assessment, the Company concluded that it has a balanced pay and performance program that does not promote excessive risk taking.

Corporate Governance Guidelines

Our Board has established guidelines that it follows in matters of corporate governance. The following is a summary of those guidelines. A complete copy of the documents underlying our guidelines is available online at http://www.virnetx.com in the “Corporate Governance” link under the “Investors” tab, or in paper form upon request to our Corporate Secretary.

Code of Ethics

We have adopted a Code of Ethics for all employees and directors to prohibit conflicts of interest between them and the Company. A copy of our Code of Ethics is available on our website at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, PO Box 439, Zephyr Cove, NV 89448, Attention: Investor Relations.

We intend to post on our website any amendment to, or waiver from, a provision of our Code of Ethics within four business days following the date of such amendment or waiver. We do not anticipate any such amendments or waivers.

Composition of the Board of Directors

Mix of Independent Directors and Officer-Directors

Our Board has determined that it is beneficial for us and our stockholders to have a Board with a majority of independent directors and for our chief executive officer to also be a Board member. Other officers may, from time to time, be Board members, but no officer other than the chief executive officer should be expected to be elected to our Board by virtue of his or her office.

Selection of Director Candidates

Our Board is responsible for selecting candidates for Board membership and for establishing the criteria to be used in identifying potential candidates. Our Board delegates the screening process to the nominating and governance committee. For more information on the director nomination process, including the current selection criteria, see “Nominating and Corporate Governance Committee Matters” starting on page 16 of this Proxy Statement.

Independence Determinations

Our Board annually determines the independence of directors based on a review by the directors and the nominating and governance committee. No director is considered independent unless our Board has determined that he or she has no material relationship with the Company, either directly or as a partner, stockholder, or officer of an organization that has a material relationship with the Company.

We have adopted the following standards for director independence in compliance with the NYSE Amex corporate governance listing standards and the rules and regulations of the SEC:

●
no director qualifies as “independent” if such person has a relationship which, in the determination of at least a majority of the Board, would interfere with exercise of independent judgment in carrying out the responsibilities of a director;

●
a director who is an officer or employee of us or our subsidiaries, or one whose immediate family member is an executive officer of us or our subsidiaries, is not “independent” until three years after the end of such employment relationship;

●
a director who accepts, or whose immediate family member accepts, more than $120,000 in compensation from us or any of our subsidiaries during any period of twelve consecutive months within the three years preceding the determination of independence, other than certain permitted payments such as compensation for service on the Board or committees thereof, payments arising solely from investments in our securities, compensation paid to a family member who is a non-executive employee of us or a subsidiary of ours, or benefits under a tax-qualified retirement plan is not considered “independent”;

●
a director who is, or who has a family member who is, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, is not “independent” until three years after falling below such threshold;

●
a director who is employed, or one whose immediate family member is employed, as an executive officer of another company where any of our present executives or the present executives of any of our subsidiaries serve on that company’s compensation committee is not “independent” until three years after the end of such service or employment relationship; and

●
a director who is, or who has a family member who is, a current partner of our independent registered public accounting firm, Farber Hass Hurley LLP, or was a partner of Farber Hass Hurley LLP or an employee of Farber Hass Hurley LLP who worked on our audit is not “independent” until three years after the end of such affiliation or employment relationship.

Our Board has determined that Michael F. Angelo, Thomas M. O’Brien and Scott C. Taylor meet the aforementioned independence standards.

Director Compensation and Equity Ownership

Our compensation committee annually reviews director compensation. Any recommendations for changes are made to our full Board by our compensation committee.

In order to align directors’ incentives with the creation of stockholder value, we believe that directors should hold meaningful equity ownership positions in the Company; accordingly, a significant portion of overall director compensation is in the form of equity in the Company.

Board and Committee Meetings and Annual Meeting Attendance

Our Board held a total of seven (7) meetings during the fiscal year ended December 31, 2011. Since November 6, 2007, our Board has had a standing audit committee, compensation committee and nominating and governance committee. Our audit committee charter, compensation committee charter, and nominating and governance committee charter, each as adopted by the Board, are posted on our website at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab.

We encourage, but do not require, our Board members to attend our annual meetings of stockholders. Four of our five Board members were in attendance for our 2011 Annual Meeting of Stockholders.

Committees of the Board of Directors

The Board of Directors has established the following committees: an audit committee, a compensation committee and a nominating and governance committee.

The following chart details the membership of each standing committee for fiscal year 2011, which is current as of April 24, 2012, and the number of meetings each committee held in fiscal year 2011.

Name of Director	Audit	Compensation	Nominating & Governance
Michael F. Angelo	M	M	C
Kendall Larsen
Thomas M. O’Brien	C	M	M
Robert D. Short III, Ph.D.
Scott C. Taylor	M	C	M
Number of Meetings in Fiscal 2011	8	3	1

M = Member
C = Chair

Nominating and Corporate Governance Committee Matters

Membership and Independence

Our nominating and governance committee met one (1) time during the fiscal year ended December 31, 2011.

Messrs. Angelo, O’Brien and Taylor, each of whom is a non-employee member of our Board, comprise our nominating and governance committee. Mr. Angelo is the chairman of our nominating and governance committee. Our Board has determined that each of Messrs. Angelo, O’Brien and Taylor meet current SEC and NYSE Amex requirements for independence. The nominating and governance committee is responsible for, among other things:

●	assisting our Board in identifying prospective director nominees and recommending to the Board director nominees for each annual meeting of stockholders, vacancy, or newly created director position;

●	developing and recommending to our Board governance principles applicable to us, including the Code of Ethics;

●	overseeing the evaluation of our Board and management; and

●	delegating such of its authority and responsibilities as it deems proper to members of the committee or a subcommittee.

A more detailed description of our nominating and governance committee’s functions can be found in our nominating and governance committee charter at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, PO Box 439, Zephyr Cove, NV 89448, Attention: Investor Relations.

Stockholder Recommendations and Nominees

The policy of our nominating and governance committee is to consider properly submitted recommendations for candidates to our Board from stockholders. In evaluating such recommendations, our nominating and governance committee seeks to achieve a balance of experience, knowledge, integrity, and capability on our Board and to address the membership criteria set forth under “Director Qualifications” below. Any stockholder recommendations for consideration by our nominating and governance committee should include (1) the name, age, business address and residence address of such person, (2) the principal occupation or employment of such person, (3) the class and number of shares of the Corporation which are beneficially owned by such person, and (4) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected).

Stockholder recommendations to our Board should be sent to our Corporate Secretary at VirnetX Holding Corporation, PO Box 439, Zephyr Cove, NV 89448.

In addition, our Bylaws permit stockholders to nominate directors for consideration at an annual meeting. For a description of the process for nominating directors in accordance with our Bylaws, see “How do I submit a stockholder proposal for the 2013 Annual Meeting of Stockholders?” starting on page 8 of this Proxy Statement.

Director Qualifications

Our nominating and governance committee evaluates and recommends candidates for membership on our Board consistent with criteria established by the Board. Our Board has not formally established any specific, minimum qualifications that must be met by each candidate for our Board or specific qualities or skills that are necessary for one or more of the members of our Board. However, our nominating and governance committee, when considering a potential non-incumbent candidate, will factor into its determination the following qualities of a candidate: educational background, professional experience, including whether the person is a current or former chief executive officer or chief financial officer of a public company or the head of a division of a large international organization, knowledge of our business, integrity, professional reputation, independence, wisdom, and ability to represent the best interests of our stockholders.

Identification and Evaluation of Nominees for Directors

Our nominating and governance committee uses a variety of methods for identifying and evaluating nominees for any position on our Board. Our nominating and governance committee regularly assesses the appropriate size and composition of our Board, the needs of our Board, the respective committees of our Board, and the qualifications of candidates in light of these needs. Candidates may come to the attention of the nominating and governance committee through stockholders, management, current members of our Board, or search firms.

Once the nominating and governance committee has identified a prospective nominee, the nominating and governance committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on the information provided to the nominating and governance committee concerning the prospective candidate, as well as the nominating and governance committee’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the nominating and governance committee determines, in consultation with other Board members as appropriate, that additional consideration is warranted, it may gather or request the third party search firm to gather additional information about the prospective nominee’s background and experience. The nominating and governance committee then evaluates the prospective nominee, taking into account whether the prospective nominee is independent within the meaning of the listing standards of the NYSE Amex and such other factors as it deems relevant, including the current composition of the Board, the balance of management and independent directors, the need for audit committee or compensation committee expertise, the prospective nominee’s skills and experience, the diversity of the member’s skills and experience in areas that are relevant to the Company’s businesses and activities, and its evaluations of other prospective nominees. In connection with this evaluation, the nominating and governance committee determines whether to interview the prospective nominee and, if warranted, one or more members of the nominating and governance committee and others, as appropriate, conduct interviews in person or by telephone. After completing this process, the nominating and governance committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the nominating and governance committee. The nominating and governance committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board, and members of management.

The nominating and governance committee considers diversity as one of a number of factors in identifying nominees for director. It does not, however, have a formal policy in this regard. The committee views diversity broadly to include diversity of experience, skills, and viewpoint as well as traditional diversity concepts such as race or gender.

Audit Committee Matters

Membership and Independence

Messrs. Angelo, O’Brien and Taylor, each of whom is a non-employee member of our Board, comprise our audit committee. Mr. O’Brien is the chairman of our audit committee. Our Board has determined that Messrs. Angelo, O’Brien and Taylor each satisfy the requirements for independence under the rules and regulations of the NYSE Amex and the SEC. Our Board has also determined that Mr. O’Brien qualifies as an “audit committee financial expert” as defined in the SEC rules and satisfies the financial sophistication requirements of the NYSE Amex. Our audit committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act.

Our audit committee met eight (8) times during the fiscal year ended December 31, 2011.

Responsibilities

Our audit committee’s responsibilities include the following:

●	appointment of and approval of compensation for our independent public accounting firm, including oversight of its independence;

●	oversight of our accounting and financial reporting processes;

●	oversight of the audits of our financial statements;

●	oversight of the effectiveness of our internal control over financial reporting; and

●	preparing the audit committee report that the SEC requires in our annual proxy statement.

A more detailed description of our audit committee’s functions can be found in our audit committee charter at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, PO Box 439, Zephyr Cove, NV 89448, Attention: Investor Relations.

Audit Committee Report

The following is the report of the audit committee of the Board of Directors. In connection with the financial statements for the fiscal year ended December 31, 2011, our audit committee has:

●	reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2011 with our management;

●
discussed with Farber Hass Hurley LLP, our independent accountants, the matters required to be discussed by standards promulgated by the AICPA and Public Company Accounting Oversight Board (PCAOB), including Statement on Auditing Standards No. 61 as amended (AICPA, Professional Standards, Vol. 1. AU Section 380), as adopted by the PCAOB in Rule 3200T; and

●
received the written disclosures and the letter from Farber Hass Hurley LLP discussing the matters required by the applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Farber Hass Hurley LLP the independence of Farber Hass Hurley LLP.

Based on the audit committee’s review of the matters noted above and its discussions with our independent accountants and our management, the audit committee recommended to the Board of Directors that the financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2011.

Respectfully submitted by:

Thomas M. O’Brien (Chair)
Michael F. Angelo
Scott C. Taylor

Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Audit Committee Report shall not be deemed to be incorporated by reference into any such filings, unless we specifically incorporate these reports by reference in some other filed document.

Our Board approved our audit committee’s recommendations.

Principal Accountant Fees & Services

The following table sets forth the costs we incurred for services provided by Farber Hass Hurley LLP, our independent registered public accountant, which audited our financials for the years ended December 31, 2011 and December 31, 2010.

	Year Ended December 31(1)
	2011	2010
Audit Fees	$213,975	$174,476
Audit-Related Fees	$24,398	$38,338
Tax Fees
All Other Fees
Total Fees	$238,373	$212,814

(1)	Reflects the fees approved by VirnetX and billed or to be billed by Farber Hass Hurley LLP with respect to services performed for the audit and other services for the applicable fiscal year.

Audit Fees. Consists of fees billed for professional services rendered in connection with the audit of our consolidated financial statements, review of the interim consolidated financial statements included in our quarterly reports, and accounting services in connection with securities offerings.

Audit-Related Fees. Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include consultations in connection with financial accounting and reporting standards.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. We have nothing to report in this line item as we did not engage Farber Hass Hurley LLP to perform tax-related services for the Company.

All Other Fees. We have nothing to report in this line item as we did not engage Farber Hass Hurley LLP to perform services not covered by the preceding three categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all services provided by our independent registered public accounting firm. For the fiscal year ended December 31, 2011, our audit committee pre-approved 100% of all services provided by our independent registered public accounting firm. These services include audit services and audit-related services. Our independent registered public accounting firm is required to periodically report to our audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this pre-approval policy. Our audit committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any such pre-approval to our audit committee at the next scheduled meeting.

Compensation Committee Matters

Membership and Independence

Messrs. Angelo, O’Brien and Taylor, each of whom is a non-employee member of our Board, comprise our compensation committee. Mr. Taylor is the chairman of our compensation committee. Our Board has determined that each member of our compensation committee meets the requirements for independence under the rules of the NYSE Amex, is a “non-employee director” within the meaning of the Exchange Act, and is an “outside director,” within the meaning of the Internal Revenue Code of 1986, as amended.

Scope of Authority

Our compensation committee’s responsibilities include the following:

●	exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer;

●	determining the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors;

●	administering our equity incentive plans;

●	engaging, compensating and terminating compensation consultants, legal counsel and such other advisors to assist the compensation committee;

●
reviewing and discussing with management to Company’s proposed disclosure under “Compensation Discussion and Analysis” as set forth in Regulation S-K and recommending to the Board of Directors whether such disclosure should be included in the Company’s public filings;

●	preparing the compensation committee report that the SEC requires in our annual proxy statement; and

●	making regular reports to the Board with respect to significant actions and determinations made by the compensation committee.

Except with respect to determining the chief executive officer’s compensation, the Committee may delegate its authority to a subcommittee of the committee and, to the extent permitted by applicable law, the committee may delegate to officers or appropriate supervisory personnel the authority to grant stock awards to non-executive, non-director employees.

A more detailed description of our compensation committee’s functions can be found in our compensation committee charter at http://www.virnetx.com in the “Highlights” link in the “Corporate Governance” subcategory under the “Investors” tab, or by writing to us at VirnetX Holding Corporation, PO Box 439, Zephyr Cove, NV 89448, Attention: Investor Relations.

Our Compensation Committee’s Processes and Procedures

Our compensation committee’s primary processes for establishing and overseeing executive compensation include:

●	Meetings. Our compensation committee met three (3) times during the fiscal year ended December 31, 2011.

●
Role of Executive Officers. Our president and chief executive officer generally attends compensation committee meetings and sometimes makes recommendations to our compensation committee regarding the amount and form of the compensation of the other executive officers and key employees. He is not present for any of the executive sessions or for any discussion of his own compensation.

Non-employee directors’ compensation is established by our Board upon the recommendation of our compensation committee.

Compensation Committee Interlocks and Insider Participation

During fiscal year 2011, Messrs. Angelo, O’Brien and Taylor served as members of our compensation committee. No member of our compensation committee during fiscal 2011 was an officer or employee of VirnetX. In addition, no member of our compensation committee or executive officer of VirnetX served as a member of the Board of Directors or compensation committee of any entity that has an executive officer serving as a member of our Board of Directors or compensation committee.

Communications with the Board of Directors

Any of our stockholders who wish to communicate with our Board, a committee of our Board, our non-management directors as a group, or any individual member of our Board, may send correspondence to our Corporate Secretary at VirnetX Holding Corporation, PO Box 439, Zephyr Cove, NV 89448.

Our Corporate Secretary will compile and submit on a periodic basis all stockholder correspondence to our entire Board, or, if and as designated in the communication, to a committee of our Board, our non-management directors as a group, or an individual Board member. The independent directors of our Board review and approve the stockholders’ communications process periodically to ensure effective communication with stockholders.

Director Compensation

Directors who are also our employees are not paid an annual retainer, nor are they compensated for serving on the Board. Information regarding compensation otherwise received by our directors, who are also named executive officers, is provided under the heading “Executive Compensation.”

Cash Compensation of Non-employee Directors

We provide the following cash compensation for non-employee directors:

●	each non-employee director receives an annual cash retainer of $40,000;

●
each non-employee director who serves as a member of our audit committee receives an annual cash retainer of $6,000; each non-employee director who serves as a member of our compensation committee receives an annual cash retainer of $5,000; and each member of our nominating and corporate governance committees receives an annual cash retainer of $2,000;

●
each non-employee director who serves as a chair of our audit committee receives an annual cash retainer of $16,500; each non-employee director who serves as a chair of our compensation committee receives an annual cash retainer of $9,000; and each non-employee director who serves as a chair of our nominating and corporate governance committees receives an annual cash retainer of $5,000; and

Stock Compensation of Non-Employee Directors

We provide the following stock compensation for non-employee directors:

●
Upon the initial election or appointment to our Board of a new non-employee director, such individual will be granted, under our 2007 Stock Plan, an option to purchase 30,000 shares of our Common Stock with a per-share exercise price equal to the fair market value of that stock on the date of grant and which will vest monthly with respect to 1/36th of the total number of shares subject to the option, conditioned upon continued service as a director; provided that these options automatically become fully vested immediately prior to a “change of control” of the Company; and

●
each existing non-employee director will be granted, under our 2007 Stock Plan, an option to purchase 15,000 shares of our Common Stock at the Annual Meeting with a per-share exercise price equal to the fair market value of that stock on the date of grant and which will fully vest on the one-year anniversary of such a grant.

The following table shows the compensation earned by or paid to each of our independent directors for the fiscal year ended December 31, 2011:

Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)	Total ($)
Michael F. Angelo	$56,000	$321,450	$377,450
Thomas M. O’Brien	$63,500	$321,450	$384,950
Scott C. Taylor	$57,000	$321,450	$378,450

(1)
This table includes the compensation of only non-employee directors and director nominees. For compensation of Mr. Short, our Chief Scientist and Chief Technology Officer, please see Certain Relationships and Related Transactions on page 41 of this Proxy Statement. For compensation of Mr. Larsen, please see Executive Compensation and Other Matters on page 31 of this Proxy Statement.

(2)
The amounts in this column reflect the aggregate grant date fair value of the stock options computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or FASB ASC Topic 718. There can be no assurance that these amounts will ever be realized. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock-Based Compensation” in the Note to the Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. The aggregate number of shares subject to outstanding options held by each independent director at December 31, 2011 was as follows: Mr. Angelo (68,750), Mr. O’Brien (75,000) and Mr. Taylor (28,750). The number of outstanding shares held by each independent director at December 31, 2011 was as follows: Mr. Angelo (31,256), Mr. O’Brien (76,664) and Mr. Taylor (0).

Voting Securities and Principal Holders

The following table sets forth the beneficial ownership of our Common Stock as of April 4, 2012 by:

●
all persons known to us, based on statements filed by such persons pursuant to Section 13(d) or 13(g) of the Exchange Act or in statements made to us, to be the beneficial owners of more than 5% of our Common Stock and based on the records of Corporate Stock Transfer, Inc., our transfer agent;

●	each director;

●	each of our named executive officers in the table under “Summary Compensation Table” on page 39 of this Proxy Statement; and

●	all current directors and executive officers as a group.

This table lists applicable percentage ownership based on 50,771,160 shares of Common Stock outstanding as of April 18, 2011. Securities that a person has a right to acquire pursuant to SEC rules within 60 days of April 4, 2011 are deemed to be beneficially owned by the persons holding these options for the purpose of computing the number of shares owned by, and percentage ownership of, that person, but are not treated as outstanding for the purpose of computing any other person’s number of shares owned or ownership percentage.

Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses, to the best of our knowledge, sole voting and investment power with respect to all capital stock shown to be held by that person. The address of each executive officer and director, unless indicated otherwise, is c/o VirnetX Holding Corporation, PO Box 439, Zephyr Cove, NV, 89448.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percent Of Class
5% or Greater Stockholders:
Kendall Larsen	9,586,359	(2)	18.88%

Directors and Executive Officers:
Kendall Larsen	9,586,359	(2)	18.88%
Robert D. Short III, Ph.D.	1,190,054	(3)	2.34%
William E. Sliney	145,678	(4)	*
Thomas M. O’Brien	151,664	(5)	*
Michael F. Angelo	96,256	(6)	*
Scott C. Taylor	35,000	(7)	*
All directors and current executive officers as a group (6 persons):	11,205,011	(8)	21.22%

(*)	Less than 1%.
(1)
Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options and warrants which are exercisable or convertible at or within 60 days of April 4, 2012 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person. The indication herein that shares are beneficially owned is not an admission on the part of the listed stockholder that he, she or it is or will be a direct or indirect beneficial owner of those shares.

(2)
Includes 1,433,167 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 4, 2012, of which, 682,683 are held by Mr. Larsen’s wife. Also includes 300,000 shares of our Common Stock held of record by K2 Investment Fund LLC. Mr. and Mrs. Larsen are the sole member-managers of K2 Investment Fund LLC. Also includes 7,853,192 shares of our Common Stock pledged to a third party as collateral security for certain obligations. Excludes 611,730 shares held by Mrs. Larsen’s revocable trust and 1,478 shares held by an immediate family member who shares the Larsen family household. Mr. Larsen disclaims beneficial ownership of the excluded shares.

(3)
Includes (i) 1,155,054 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 4, 2012 and (ii) 35,000 shares of common stock owned by the Short Revocable Living Trust.

(4)
Includes 140,517 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 4, 2012. Mr. Sliney retired from his position as Chief Financial Officer effective March 31, 2012.

(5)	Includes 75,000 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 4, 2012.
(6)	Includes 75,000 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 4, 2012.
(7)	Includes 35,000 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 4, 2012.
(8)
Includes 2,913,738 shares of common stock issuable upon exercise of options presently exercisable or exercisable within 60 days of April 4, 2012 beneficially held by our directors and current executive officers as a group.

PROPOSAL I:

ELECTION OF CLASS II DIRECTORS

Our Board of Directors consists of five members. In accordance with our certificate of incorporation, our Board of Directors is divided into three classes with staggered three-year terms. At the 2012 Annual Meeting, two directors will be elected for three year terms.

Nominees

The nominating and governance committee of the Board of Directors recommended, and the Board of Directors approved, Robert D. Short III, Ph.D. and Thomas M. O’Brien as nominees for re-election to the Board of Directors at the Annual Meeting to the Board of Directors. If elected, each of Robert D. Short III, Ph.D. and Thomas M. O’Brien will serve as directors until our annual meeting in 2015, and until a successor is qualified and elected or until his earlier resignation or removal. Each of the nominees is currently a director of the Company. Please see “Nominees” on page 10 of this Proxy Statement for information concerning our incumbent directors standing for re-election.

Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR each of Robert D. Short III, Ph.D. and Thomas M. O’Brien. If either of the nominees are unable or decline to serve as a director at the time of the Annual Meeting, the proxies will be voted for another nominee designated by the Board of Directors. We are not aware of any reason that a nominee would be unable or unwilling to serve as a director.

Vote Required

Each director is elected by a plurality of the voting power of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the vote.

The Board of Directors unanimously recommends that stockholders vote “FOR” the election of each of Robert D. Short III, Ph.D. and Thomas M. O’Brien.

PROPOSAL II:

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee has selected Farber Hass Hurley LLP as our independent registered public accountants for the fiscal year ending December 31, 2012 and recommends that stockholders vote for ratification of such selection. Although ratification by stockholders is not required by law, the Company has determined that it is desirable to request ratification by the stockholders of this selection. If the stockholders do not ratify the selection of Farber Hass Hurley LLP, the audit committee may reconsider its selection. Notwithstanding its selection or voting results, the audit committee, in its discretion, may appoint new independent registered public accountants at any time during the year if the audit committee believes that such a change would be in the best interests of VirnetX and its stockholders.

Farber Hass Hurley LLP has audited our consolidated financial statements annually since it was first appointed in fiscal year 2007. We expect that representatives of Farber Hass Hurley LLP will be present at our Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to questions from stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy and entitled to vote on the matter is necessary to ratify the selection of Farber Hass Hurley LLP as our independent registered public accountants for fiscal year 2012. Abstentions are treated as shares of Common Stock present in person or represented by proxy and entitled to vote and therefore, will have the effect of a vote “against” the ratification of Farber Hass Hurley LLP as our independent registered public accountants. Broker non-votes will have no effect on the outcome of the vote.

The Board of Directors, on behalf of the audit committee, recommends that stockholders vote “FOR” the ratification of the selection of Farber Hass Hurley LLP as VirnetX’s independent registered public accountants for the fiscal year ending December 31, 2012.

STOCKHOLDER PROPOSAL

Proposal III is a non-binding stockholder proposal. The California State Teachers’ Retirement System Investments, or CalSTRS, notified us of its intention to submit the following proposal for the consideration of the stockholders at the 2012 annual meeting. CalSTRS has informed the Company that its address is 100 Waterfront Place, MS-04, West Sacramento, CA. and, as of December 9, 2011, it held 95,381 shares of our common stock. If the stockholder proponent, or a representative who is qualified under state law, is present at the Annual Meeting and submits the proposal for a vote, then the proposal will be voted upon. The stockholder proposal is included in this Proxy Statement exactly as submitted by the stockholder proponent. The Board’s response to the proposal as well as the Board’s recommendation on the proposal is presented immediately following the proposal.

Approval of the stockholder proposal requires the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on such proposals. For the stockholder proposal, abstentions are treated as shares present or represented and entitled to vote, and, therefore, will have the same effect as a vote “against” the proposal. Broker non-votes are not deemed present or represented, and, therefore, will have no effect on the outcome of the vote.

PROPOSAL III:

NON-BINDING STOCKHOLDER PROPOSAL REGARDING DELETION OF PLURALITY
VOTING STANDARD

BE IT RESOLVED:

That the shareholders of VirnetX Holding Corporation hereby request that the Board of Directors initiate the appropriate process to amend the Company’s articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders, with a plurality vote standard retained for contested director elections, that is, when the number of director nominees exceeds the number of board seats.

SUPPORTING STATEMENT:

In order to provide shareholders a meaningful role in director elections, the Company’s current director election standard should be changed from a plurality vote standard to a majority vote standard. The majority vote standard is the most appropriate voting standard for director elections where only board nominated candidates are on the ballot, will establish a challenging vote standard for board nominees, and will improve the performance of individual directors and the entire board. Under the Company’s current voting system, a nominee for the board can be elected with as little as a single affirmative vote, because “withheld” votes have no legal effect. A majority vote standard would require that a nominee receive a majority of the votes cast in order to be re-elected and continue to serve as a representative for the shareholders.

In response to strong shareholder support a substantial number of the nation’s leading companies have adopted a majority vote standard in company bylaws or articles of incorporation. In fact, more than 77% of the companies in the S&P 500 have adopted majority voting for uncontested elections. We believe the Company needs to join the growing list of companies that have already adopted this standard.

CalSTRS is a long-term shareholder of the Company and we believe that accountability is of utmost importance. We believe the plurality vote standard currently in place at the Company completely disenfranchises shareholders and makes the shareholders’ role in director elections meaningless. Majority voting in director elections will empower shareholders with the ability to remove poorly performing directors and increase the directors’ accountability to the owners of the Company, its shareholders. In addition, those directors who receive the majority support from shareholders will know they have the backing of the very shareholders they represent. We therefore ask you to join us in requesting that the Board of directors promptly adopt the majority vote standard for director elections.

Please vote FOR this proposal.

STATEMENT OF THE BOARD OF DIRECTORS IN OPPOSITION TO PROPOSAL III

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “AGAINST”
PROPOSAL III FOR THE FOLLOWING REASONS:

The Board of Directors believes that adherence to sound corporate governance policies and practices are important to the long term success of the Company. After a thorough review of this proposal in comparison to our current director election standards and the high levels of support our directors have historically received, the Board of Directors recommends a vote “AGAINST” the director election majority vote standard.

Currently, the stockholders of the Company elect their directors by a plurality of the votes cast, meaning that the nominees who receive the most affirmative votes will be elected to the Board of Directors. Plurality voting is the default voting standard under Delaware law and has long been the accepted voting standard, such that the rules governing plurality voting are well established.

In contrast, the majority voting standard advocated by the proponent is a relatively new practice. There has been an ongoing public debate about the use of a majority voting standard and the Board does not believe that the merits of majority voting have been thoroughly established so as to outweigh the potential unintended or adverse consequences that may follow from its adoption.

Unlike a plurality voting standard which ensures that all open director seats are filled at each election, the majority voting standard could result in an entire slate of nominees being rejected. This would require the Board and the Nominating and Corporate Governance Committee to repeat the process it went through prior to the stockholder meeting in order to select replacement directors, imposing additional costs on the Company without providing a commensurate amount of additional meaningful input of stockholders in the director election process. This is because under the Company’s certificate of incorporation, any such vacancies can be filled by either a majority of the directors then in office or a majority of the outstanding shares of voting stock entitled to vote in the election of directors. As a result, in many cases, it can be expected that the Board would fill any such vacancies without any further stockholder vote. In addition, any vacancies resulting from majority voting may result in disruptions to the Board’s operations and the resulting potential for significant turnover in the Board could have a negative impact on the Company’s long-term strategic plan due to the lack of director continuity.

Further, the proponent’s characterization of the plurality voting standard, particularly the statement that a director could be elected with a single affirmative vote, is an unrealistic hypothetical and improbable in light of the Company’s prior voting results. The Company’s stockholders have an excellent history of electing strong and independent directors by plurality voting. Beginning with our 2008 annual meeting, the first annual meeting following our reverse merger with PASW, Inc, and continuing through our 2011 annual meeting, our directors received on average greater than 97% of the shares voted through the plurality voting process and no director has been elected by less than 93% of the votes cast during this period (percentages exclude, in each case, broker non-votes which are not counted as votes cast). As a result, the adoption of a majority voting standard would not have affected the outcome of the elections of directors in any of the prior four years. The Board expects this high level of support will continue in future elections, obviating the need for the adoption of a majority voting standard.

Not only have our directors received high levels of support, but, we also maintain a strong director nomination and election process which identifies and proposes qualified independent director nominees to serve on the Board of Directors. This nomination and election process has resulted in a Board of Directors that consists of highly-qualified directors from diverse backgrounds and with a majority of our directors meeting the current SEC and NYSE Amex requirements for independence.

We are committed to strong corporate governance and we have consistently and continuously demonstrated our commitment to good governance and we will continue to monitor the voting standard issue and take additional necessary steps in the future consistent with our commitment to act in the best interests of our stockholders. Given our history of having a Board that is highly qualified and that has received a high level of support from our stockholders, and the reasons presented above, we do not believe it is in our stockholders’ best interest to implement the proponent’s majority voting standard at this time.

For these reasons, the Board of Directors unanimously recommends a vote “AGAINST” Proposal III.

EXECUTIVE OFFICERS

The following table sets forth the respective names, ages and positions of our executive officers as of April 24, 2012.

Name	Age	Position
Kendall Larsen	55	Chairman of the Board of Directors, President and Chief Executive Officer
Richard H. Nance	63	Chief Financial Officer

Kendall Larsen’s biography is set forth under the heading “Board of Directors” in this Proxy Statement.

Richard H. Nance has been our Chief Financial Officer on a part-time basis since April 5, 2012. From 2002 to 2011, Mr. Nance worked for Strasbaugh, a designer of precision surfacing systems and solutions for the global semiconductor and semiconductor equipment, silicon wafer and silicon wafer equipment, data storage, micro-electromechanical system (“MEMS”), light emitting diode (“LED”) and precision optics markets, serving most recently as its Executive Vice President and Chief Financial Officer. Mr. Nance has served clients in his private practice since 2011.

Each officer serves at the discretion of our Board of Directors and holds office until his successor is duly elected and qualified or until his earlier resignation or removal. There are no family relationships among any of our directors or executive officers.

The Company has complied with the requirements of Section 303A.12(a) of the New York Stock Exchange Listed Company Manual by filing, with NYSE Amex, its 2011 Section 12(a) CEO Certification.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Compensation Discussion and Analysis

Overview

This Compensation Discussion and Analysis describes our compensation program as it relates to our chief executive officer and our chief financial officer, our two executive officers, who we refer to as our named executive officers. This Compensation Discussion and Analysis should be read together with the compensation tables beginning on page 39 of this Proxy Statement. In this Compensation Discussion and Analysis, we first discuss certain of our business highlights that informed compensation decisions in 2011, the objectives and philosophy of our executive compensation program. Next, we review the process our compensation committee follows in deciding how to compensate our named executive officers. We then provide a brief overview of the specific elements of our compensation program. Lastly, we present a detailed discussion and analysis of the compensation committee’s specific decisions about the compensation of our named executive officers for fiscal year 2011.

Business Highlights

In 2011, the Company achieved significant milestones in the development of its business. With only 12 employees, the Company depends heavily on its executive officers to drive its strategic, operational and financial goals. Some of the Company’s notable achievements in 2011 include:

●
Development of our licensing business and our contributions to standard setting, including initiating discussions with significant potential new customers; submitting a Statement of Patent Holder identifying a group of the Company’s patents and patent applications that the Company believes are or may become essential to developing specifications in the 3GPP LTE, SAE project; and making available a non-exclusive patent license under FRAND to 3GPP members.

●	Management of litigation, including filing two new lawsuits against Siemens, Mitel and Avaya, and against Apple, as well as a complaint against Apple with the U.S. International Trade Commission;

●	Achievement of technical milestones with respect to our Gabriel Technology;

●	Significant growth in our patent portfolio, including 8 new patents (including foreign patents) and;

●	Increased communication and improved relations with investors and analysts;

●	An increase in our stock price range from $3.01 - $18.65 in 2010 to $11.53 - $39.88 in 2011;

●	An increase in our market capitalization from approximately $732.7 million at the end of 2010 to approximately $1.26 billion as of the end of 2011; and

●	Moving our corporate headquarters from Scotts Valley, California to Zephyr Cove, Nevada.

Objectives and Philosophy of Executive Compensation

The primary objectives and philosophy of our executive compensation program are:

●	attracting and retaining the most talented and dedicated executives possible;

●	correlating annual and long-term cash and stock incentives to achievement of measurable performance objectives; and

●	aligning executives’ incentives with stockholder value creation.

To achieve these objectives, we implement and maintain compensation plans that tie a substantial portion of each executive officer’s overall compensation to key strategic financial and operational goals such as revenue generating activities, product and technical development, corporate public relations and stockholder value creation. The compensation committee’s approach emphasizes the setting of compensation at levels the compensation committee believes are competitive with executives in other companies of similar size and stage of development who are operating in the information technology industry while taking into account our relative performance and our own strategic goals.

Executive Compensation Process

Role of the Compensation Committee

We maintain an executive compensation program comprised of multiple elements. The compensation committee typically reviews the elements of compensation for our named executive officers annually. The compensation committee makes all compensation decisions with regard to our chief executive officer and the Company’s other named executive officer. In addition, the compensation committee is responsible for determining for all executive officers: annual base salary, annual incentive bonus, including the specific goals and amount, equity compensation, employment agreements, severance arrangements and change in control agreements/provisions, and any other benefits or compensation arrangement; evaluating and recommending to our Board compensation plans, policies, and programs for our chief executive officer and other executive officers; administering our equity incentive plans; and preparing the compensation committee report that the SEC requires in our annual proxy statement. In 2011, the members of the compensation committee were Michael Angelo, Scott Taylor and Thomas O’Brien.

Role of the Chief Executive Officer and Management in Compensation Decisions

Our president and chief executive officer generally attends the compensation committee’s meetings and sometimes makes recommendations to the compensation committee regarding the amount and form of the compensation of the other named executive officer and key employees. He is not present for any of the executive sessions or for any discussion of his own compensation.

Compensation Consultant

In early 2011, the compensation committee engaged Compensia (“Compensia”) an independent third-party compensation consulting firm, to:

●	identify an updated market framework (including a peer group of companies) for formal compensation benchmarking purposes;

●	gather data on the Company’s executive officer cash and equity compensation relative to competitive market practices; and

●	develop a market-based framework for potential changes to the Company’s compensation program for the compensation committee’s review and input.

The compensation committee retains sole authority to hire a compensation consultant, approve its compensation, determine the nature and scope of its services, evaluate its performance, and terminate its engagement.

The total amount of fees paid to Compensia for services to the compensation committee in 2011 was $30,896. Compensia received no other fees or compensation from us.

Competitive Data

Our primary business is the development of software and technology solutions for securing real-time communications over the Internet. In addition, we hold a valuable intellectual property portfolio from which we have generated revenue, both from licenses and one time payments in settlement of infringement claims by us. In 2011, the compensation committee and Compensia worked together to determine a group of 18 companies that generally had similar financial, operational and strategic characteristics as the Company. The compensation committee periodically reviews and updates the peer group, as necessary, upon recommendation of the Company’s compensation consultant or based on changes in the Company’s business. For 2011, our peer group consisted of:

Acacia Research	MIPS Technologies	SPS Commerce
Aware	Mosys	SRS Labs
Ceva	PDF Solutions	Support.com
CyberDefender	Procera Networks	Universal Display
DTS	Research Frontiers	Wave Systems
Evolving Systems	Sonic Solutions (acquired by Rovi in 2011)	Zix

These peer companies are generally comparable to the Company with respect to revenue (all less than $130 million), market capitalization (all greater than $50 million) and industry (IP-licensing and software) to the extent practical taking into consideration our unique business model and financial profile. For comparison purposes only, the compensation committee also considered survey data covering a group of “next stage” technology companies with revenues ranging from $50 to $200 million, to illustrate how compensation may change over time if the Company’s target financial and operating model is achieved in the near term.

To assess the competitiveness of our executive compensation program for 2011, the compensation committee analyzed compensation data with respect to our peer group as well as compensation survey data utilized by Compensia covering a broader range of similar-sized technology companies. As part of this process, Compensia analyzed target and actual compensation for each of our executives, both in terms of each element of compensation and in terms of total direct compensation. Compensia then presented this information to the compensation committee for its review and use.

In 2011, the compensation committee compared the compensation of each executive officer to the peer group for similar positions. For purposes of fiscal year 2011, the compensation committee targeted the 50th percentile of current stage companies for executive officers other than our chief executive officer and a blend of the 75th percentile for both current stage and next stage companies for our chief executive officer. The compensation committee believes these targets were appropriate for 2011 given the significant progress the Company made toward its financial and operational milestones in 2010 and the growth rate of the Company. Generally, the compensation committee wants to ensure that compensation for its executive officers is competitive in the market place and incentivizes our executive officers to remain with the Company and to work to move the Company to the next stage in its development. The compensation committee also considered various factors such as individual performance, the importance of the officer’s role and the scope of the officer’s responsibilities (for example, job responsibilities that are broader than the specific position may suggest). When determining compensation for the named executive officers, the compensation committee took into account that Mr. Sliney’s time commitment to the Company was approximately 25% of full-time, as well as considering Mr. Sliney’s individual performance and commitment.

Say-on-Pay

In 2011, the Company held its initial say-on-pay advisory vote. Over 97% of the votes present and entitled to vote on the proposal (votes “For” and “Against”, as well as abstentions) and 99% of the votes cast on the proposal (votes “For” and “Against”) voted “FOR” the approval of the compensation of our executive officers. The compensation committee believes these results affirm stockholder support for our executive compensation decisions and policies, and as such, the compensation committee has not materially changed its approach to 2012 compensation in response to the say-on-pay proposal. The compensation committee will continue to consider the results of future say-on-pay proposals when making executive compensation decisions and policies.

Elements of Executive Compensation

Our executive compensation program consists of the following elements:

●
Base Salary. Base salaries for our named executive officers are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Generally, the program is designed to deliver executive base salaries within the range of salaries for executives with the requisite skills in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Executives with more experience, critical skills, and/or considered key performers may be compensated above the range as part of our strategy for attracting, motivating and retaining highly experienced and high performing employees. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience.

●
Annual Incentive Bonus. Each year, the compensation committee establishes a target annual incentive bonus amount for each named executive officer based on a percentage of the executive’s base salary. The target bonus, combined with base salary, is intended to provide our executive officers with a competitive cash compensation package that will aid in the retention of the employee, as well as provide an incentive and a reward for strong Company and individual performance. No performance goals are specifically established or communicated to our named executive officers and the compensation committee has the sole discretion to determine following the end of the fiscal year whether and the extent to which the annual incentive bonuses will be paid. Given the Company’s rapidly evolving business and business model, this structure provides the compensation committee with flexibility to reward strategic and operational goals that may not be quantifiable and allows the compensation committee to take into account the Company’s overall performance based on a multitude of factors, the importance of which may not be known or identifiable until the end of the year. The compensation committee generally utilizes the annual incentive bonuses to compensate officers for achieving financial and operational goals and for individual performance. Performance factors considered when determining bonuses typically include strategic factors such as establishment and maintenance of key strategic relationships, development and implementation of our licensing strategy, development of our product, identification and advancement of additional products, successful litigation strategies and financial factors such as improving our results of operations, and increasing the price per share of our Common Stock.

●
Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages high performance by our named executive officers through the use of stock-based awards. Our 2007 Stock Plan was established to provide our employees, including our named executive officers, with incentives to help align those employees’ interests with the interests of stockholders. Our compensation committee believes that the use of stock-based awards offers the best approach to achieving our compensation goals. We have historically elected to use stock options as the primary long-term equity incentive vehicle although the compensation committee periodically reviews and considers alternate equity award types.

Stock option grants are made at the commencement of employment, may be made annually based upon performance and, occasionally, following a significant change in job responsibilities or to meet other special retention objectives. The compensation committee reviews and approves stock option awards to named executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. In determining the number of stock options to be granted to our named executive officers, we take into account the individual’s position, scope of responsibility, ability to affect profits and stockholder value, the individual’s historic and recent performance, the value of stock options in relation to other elements of the individual executive’s total compensation, and the individual’s potential ownership as a percentage of our total outstanding shares relative to comparable companies. We expect to continue to use stock options as a long-term incentive vehicle, potentially in combination with equity award types, because we believe that stock options:

●
align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders;

●	are performance based in that any value received by the recipient from a stock option is based on the growth of the stock price from the grant date;

●
help to provide a balance to the overall executive compensation program as base salary and our annual bonus program focus on short-term compensation, while the vesting of stock options provide incentives to increase stockholder value over the longer term; and

●	include vesting restrictions that encourage executive retention and the preservation of stockholder value.

Named Executive Officers’ Compensation Decisions for Fiscal 2011

In 2011, the Committee undertook a full review of the compensation of our executive and made certain changes to more closely align the compensation of the named executive officers with our peer group as described above. Following this review, in April 2011, the Committee approved increases to salaries, targets for cash incentive opportunities and stock option grant targets for the 2011 fiscal year for each of the named executive officers who is presented in the table below.

Name	Base Salary 2010	Base Salary 2011(1)	Targeted Cash Incentive Opportunity for Fiscal 2010(2)	Targeted Cash Incentive Opportunity for Fiscal 2011(2)	Targeted Number of Shares Underlying Stock Option Grants for Fiscal 2010(3)	Targeted Number of Shares Underlying Stock Option Grants for Fiscal 2011(3)

Kendall Larsen	$302,500	$420,000	35%	50%	35,000	50,000
Chief Executive Officer, President & Chairman
William Sliney	$48,100	$60,000	35%	50%	8,750	10,000
Chief Financial Officer (4)

(1)	The increase in 2011 base salaries was approved with retroactive effect to January 1, 2011.
(2)	The target bonus level for cash incentive opportunities is calculated as a percentage of base salary.
(3)	Stock option grants were made under the Company’s 2007 Stock Plan.
(4)	Mr. Sliney served as our chief financial officer on a part-time basis from July 5, 2007 until his retirement effective March 31, 2012.

Base Salary

Mr. Larsen is our president and chief executive officer, as well as a director. Upon review in early 2011, his base salary of $302,500 was below the median of our peer group. Mr. Larsen, a founder of VirnetX Inc., has driven the organization’s performance, leading it from inception, through the early start-up phase and through several rounds of financing. He has also helped drive significant growth in our revenues and market capitalization in 2010, as well as achievement of our operational and strategic milestones. The compensation committee believes that Mr. Larsen is critical to our ability to pursue our licensing strategy going forward. Accordingly, in April 2011, the compensation committee increased Mr. Larsen’s salary to $420,000, an increase of $117,500, or 39%, over 2010. This increase put Mr. Larsen’s base salary above the 75th percentile of the peer group, but between the 50th and 75th percentile for next stage companies.

Mr. Sliney, our chief financial officer, was a part-time employee. Accordingly, his compensation was evaluated and determined based upon his time commitment of approximately 25% of a full-time employee. Upon review in early 2011, his base salary of $48,100 was below the median of our peer group (on an as-adjusted basis). Mr. Sliney has significant public company experience, and the compensation committee considered his transactional and strategic skills, his level of responsibility, past contributions to our performance and expected contributions to our further success. Accordingly, in April 2011, the compensation committee approved an increase in Mr. Sliney’s salary to $60,000, an increase of $11,900, or approximately 25%, which was approximately the 50th percentile of the current stage peer group.

Annual Incentive Bonus

Further to the review of the named executive officers compensation, the compensation committee determined that the target incentive opportunity of 35% of base salary, which applied to all employees of the Company, was competitive for lower-level employees, but below the median of the Company’s peer group for its named executive officers. While the compensation committee noted that actual payouts under the bonus plan in 2010 were above target and therefore, total cash compensation in 2010 was generally more competitive as compared to our peer group than base salary, the compensation committee determined that target compensation should be more closely aligned with the Company’s peer group level in order to continue to incentivize the executives and to provide a more realistic view of projected compensation to the executives. Accordingly, the Company increased bonus targets for Messrs. Larsen and Sliney to 50% of base salary.

In the fourth quarter of 2011, the compensation committee reviewed the Company’s performance in 2011 and the contributions that Messrs. Larsen and Sliney made to such performance. The compensation committee determined to pay Messrs. Larsen and Sliney 100% of their 2011 target bonuses in light of the Company’s overall strong performance for the year and their contributions in achieving this performance. The compensation committee took into account the achievement of certain licensing and litigation milestones, technical milestones, development of the Company’s patent portfolio, increases in the Company’s stock price and market cap as well as reductions in operating expenses and investor relations successes, none of which were given any particular weight or assigned a dollar value. The compensation committee also approved an additional payment equal to the estimated amount of payroll withholding taxes (as calculated by the Company’s payroll processing agent) to be incurred by Mr. Larsen and Mr. Sliney (but that the executives would be responsible for any incremental taxes associated with such additional payment). The resulting aggregate 2011 annual incentive bonus payments, including the additional amounts in respect of payroll taxes, paid to Mr. Larsen and Mr. Sliney were $287,671 and $43,717, respectively.

Equity Incentive Compensation

As part of the compensation review, Compensia and the compensation committee also reviewed our executive officers’ equity incentive compensation in terms of both value granted and percent of company granted, taking into account the $0.50 per share dividend paid on the Company’s common stock in 2010. Based on this review, the Company determined that the Company’s equity compensation grant date fair value in fiscal 2010 was approximately at the 50th percentile of the Company’s peer group for Mr. Sliney and approximately 45th percentile for Mr. Larsen, but was below the 25th percentile on a percent of company granted basis.

In determining fiscal 2011 stock option awards for the named executive officers, the compensation committee reviewed various factors, including the Company’s performance, each individual’s performance and perceived criticality to future success, current and next stage peer practices with respect to long-term incentives, total annual equity allocations at the Company for fiscal 2011 and the size and value of each individual’s existing equity award holdings. Based on this review, the compensation committee increased the annual equity grant for Mr. Larsen from 35,000 shares in 2010 to 50,000 shares in 2011 and from 8,750 shares for Mr. Sliney in 2010 to 10,000 shares in 2011. These option grants exceeded our current peer market 75th percentile in terms of value granted and fell below our current peer market 50th percentile in terms of percent of company granted.

On April 21, 2011, the compensation committee approved the grant of stock options to our named executive officers under our 2007 Stock Plan as described in the table below, effective as of the first trading day that our trading window opens following April 21, 2011. All stock options indicated in the table have an exercise price equal to the closing sales price of our common stock traded on the NYSE Amex on the first trading day that our trading window opened following April 21, 2011 pursuant to our Insider Trading Policy.

Name	Position	Number of Shares	Vesting Schedule	Grant Date Fair Value
Kendall Larsen	CEO/President/Chairman/Founder	50,000	*	$1,071,500
William Sliney	CFO	10,000	*	$214,300

*
Subject to the continued service of the named executive officer, the shares underlying the option shall vest and become exercisable in accordance with the following schedule: 1/48 of the total number of shares subject to the option shall vest and become exercisable at the grant date and 1/48 of the total number of shares subject to the option shall vest and become exercisable on each monthly anniversary thereafter.

Perquisites

Our named executive officers participate in the same group insurance and employee benefit plans as our other salaried employees. At this time, we do not provide special benefits or other perquisites to our named executive officers.

Change of Control Arrangements

We do not provide change of control agreements or employment agreements providing formal cash or equity severance rights to any of our named executive officers. However, our 2007 Stock Plan allows our Board to determine the terms and condition of awards issued thereunder. Our Board has made the determination that all options issued under our 2007 Stock Plan will include the provision that in the event of a “Change of Control” (as defined in our 2007 Stock Plan), all unvested shares underlying the option will vest and become exercisable immediately prior to the consummation of such Change of Control transaction.

Stock Ownership Guidelines

We have not adopted stock ownership guidelines and our 2007 Stock Plan has provided the principal method for our executive officers to acquire equity in the Company. We currently do not require our directors or executive officers to own a particular amount of our Common Stock. The compensation committee is satisfied that stock and option holdings among our directors and executive officers are sufficient at this time to provide motivation and to align this group’s interests with those of our stockholders.

Tax and Accounting Considerations

The compensation committee considers the possible tax consequences to the Company and to its executives of our compensation programs, the accounting consequences to the Company of different compensation decisions and the impact of such decisions on stockholder dilution. With respect to the tax consequences to the Company, the compensation committee considers the potential future effects of Section 162(m) of the Internal Revenue Code of 1986, as amended, on the compensation paid to our named executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for any of the named executive officers in the proxy statement, unless compensation is qualified performance based compensation within the meaning of Section 162(m). In approving the amount and form of compensation for our named executive officers, our compensation committee will continue to consider all elements of the cost to us of providing such compensation, including the potential impact of Section 162(m). However, to maintain maximum flexibility in designing compensation programs, the compensation committee will not limit compensation to those levels or types of compensation that are intended to be deductible or that lead to a particular accounting result or level of stockholder dilution.

Risk Assessment

The compensation committee structures our executive compensation program in a manner that it believes does not promote inappropriate risk taking by our executive officers, but rather encourages management to take a balanced approach, focused on achieving our corporate goals.

Compensation Committee Report

The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s annual report on Form 10-K and this Proxy Statement.

Respectfully submitted by the members of the compensation committee of the Board of Directors:

Scott C. Taylor (Chair)
Michael F. Angelo
Thomas M. O’Brien

Summary Compensation Table

The following table sets forth summary information concerning compensation paid or accrued for services rendered to the Company in all capacities to (i) the Company’s Chief Executive Officer and (ii) the Company’s former Chief Financial Officer (who was serving as Chief Financial Officer at the end of fiscal year 2011).

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Option Awards ($)(2)	All Other Compensa- tion ($)		Total ($)

Kendall Larsen	2011	420,000	287,671	1,071,500	—		1,779,171
Chief Executive Officer	2010	302,500	153,519	172,500	437,630	(3)	1,066,149
	2009	275,000	100,833	690,668	—		1,066,501

William Sliney	2011	60,000	43,717	214,300	—		318,017
Chief Financial Officer	2010	43,752	19,624	41,825	195,923	(3)	301,124
	2009	43,752	7,292	—	—		51,044

(1)	Actual salary earned during the 2009, 2010, and 2011 fiscal years.
(2)
These amounts reflect the grant date fair value for these awards and do not reflect the actual amounts earned. See the “2011 Grants of Plan-Based Awards” table for information on stock option awards granted in fiscal year 2011.

(3)
These reflect amounts related to the Board of Directors’ June 15, 2010 declaration of a one-time special cash dividend of $0.50 per share of our Common Stock payable on or about July 15, 2010 to stockholders of record on July 1, 2010. In connection with the dividend, the Board of Directors also approved a cash payment of $0.50 per share of our Common Stock to holders of stock options under the Company’s 2007 Stock Plan.

2011 Grants of Plan-Based Awards

The following table shows all plan-based awards granted to the named executive officers during fiscal year 2011. The equity awards identified in the table below are also reported in the “Outstanding Equity Awards at 2011 Fiscal Year-End” table below.

	Grant Date(1)	Name of Plan	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value(2)
Kendall Larsen	4/21/2011	2007 Stock Plan	50,000	$23.62	$1,071,500
William Sliney	4/21/2011	2007 Stock Plan	10,000	$23.62	$214,300

(1)
On April 21, 2011, the compensation committee approved the grant of stock options to our named executive officers under our 2007 Stock Plan, effective as of the first trading day that our trading window opens following April 21, 2011, which was May 13, 2011.

(2)
These amounts reflect the grant date fair value of such award computed in accordance with FASB ASC Topic 718 and do not reflect the actual amounts earned. For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock-Based Compensation” in the Note to the Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

Outstanding Equity Awards at 2011 Fiscal Year End

The following table shows all outstanding equity awards held by the named executive officers at the end of fiscal year 2011.

	Option Awards
Name	Grant Date	# of Securities Underlying Unexercised Options Exercisable		# of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price ($)	Option Expiration Date
Kendall Larsen(1)	3/23/2006	41,516	(2)	0	0.2408712	3/22/2016
	12/31/2007	213,319	(3)	0	6.468	12/30/2012
	4/3/2009	101,039	(3)	50,519	1.265	4/2/2014
	4/3/2009	289,245	(3)	144,622	1.15	4/2/2019
	2/24/2010	4,679	(4)	5,530	6.028	2/23/2015
	2/24/2010	11,363	(4)	13,428	5.48	12/30/2017
	5/12/2011	7,292	(4)	42,708	23.62	5/12/2021
William Sliney	12/31/2007	133,095	(3)	0	5.88	12/31/2017
	2/24/2010	4,010	(4)	4,740	5.48	2/23/2020
	5/12/2011	1,458	(4)	8,542	23.62	5/12/2021

(1)	This table does not include options granted to Mrs. Larsen, as discussed in the notes to the Beneficial Ownership Table, included in this Proxy Statement at page 24.
(2)	The shares subject to this option are fully vested and exercisable as of the vesting commencement date.
(3)
One fourth (1/4) of the shares subject to this option vest and become exercisable on the first anniversary of the date of grant, and the remaining shares vest monthly in 36 equal monthly installments, subject to the optionees continued status as a service provider of the Company on each such date.

(4)
The shares subject to the option vest and become exercisable in 48 equal monthly installments beginning on the date of grant, subject to the optionee’s continued status as a service provider of the Company on each such date.

Option Exercises in Fiscal Year 2011

The following table shows all stock options exercised and value realized upon exercise by the named executive officers during fiscal year 2011.

	Option Awards
Name of Executive Officer	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Kendall Larsen	—	—
William Sliney	100,000	1,805,090

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers, directors and ten percent stockholders to file reports of ownership and changes in ownership with the SEC. The same persons are required to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such forms furnished to us during the most recent fiscal year, except for Mr. Kendall Larsen’s Form 4/A dated February 14, 2012, we believe that all Section 16(a) filing requirements were complied with during fiscal 2011.

Section 16 of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of the Company’s shares, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. We believe that all Section 16(a) filing requirements were met in fiscal year 2011, with the exception of a Form 4/A filed by Mr. Larsen February 14, 2012 to amend a Form 4 filed on May 17, 2011 to report a grant to his spouse of an option to purchase 40,000 shares of common stock on May 13, 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than compensation arrangements of non-employee directors and named executive officers, we describe below transactions and series of similar transactions, during our last three fiscal years, to which we were a party or will be a party, in which:

●	the amounts involved exceeded or will exceed $120,000; and

●
any of our directors, executive officers or holders of more than 5% of our common stock, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

The audit committee is responsible for reviewing and approving in advance any proposed related person transactions. The audit committee reviews any such proposed related person transactions on a quarterly basis, or more frequently as appropriate. In cases in which a transaction has been identified as a potential related person transaction, management must present information regarding the proposed transaction to the audit committee for consideration and approval or ratification. During fiscal 2011, the audit committee was also responsible for reviewing the Company’s policies with respect to related person transactions and overseeing compliance with such practices.

Compensation arrangements for our non-employee directors and named executive officers are described elsewhere in this prospectus. Robert D. Short III, Ph.D., Chief Scientist, Chief Technology Officer and Director of the Company, received no compensation for his service as a director in fiscal year 2011 and received $509,813.61 in the form of salary and bonus and $857,200 in the form of option grants for his service as Chief Scientist and Chief Technology Officer in fiscal year 2011. Mr. Larsen is married to the Company’s Chief Administrative Officer, Kathleen Larsen.  Ms. Larsen is not an executive officer of the Company. In addition, Ms. Larsen’s son, Dustan Sheehan, is employed as the Company’s webmaster. Mr. Sheehan is not an executive officer of the Company. Ms. Larsen and Mr. Sheehan are each currently compensated at levels that the Company believes is comparable to other employees in similar positions of responsibility at comparable companies. During fiscal year 2011, Ms. Larsen received an aggregate of $471,780.81 in the form of salary and bonus and $857,200 in the form of option grants and Mr. Sheehan received an aggregate of $53,171.72 in the form of salary and bonus and $857,200 in the form of option grants.

Compensation amounts above reflect the aggregate grant date fair value of the stock options computed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, or FASB ASC Topic 718.  There can be no assurance that these amounts will ever be realized.  For information on the valuation assumptions used in valuing these stock option awards, refer to Note 6 titled “Stock-Based Compensation” in the Note to the Financial Statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

OTHER BUSINESS

The Board is not aware of any other matters to be presented at the Annual Meeting. If, however, any other matter should properly come before the Annual Meeting, the enclosed proxy card confers discretionary authority with respect to such matter.

AVAILABILITY OF FORM 10-K

We are providing without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 10-K for the Fiscal Year ended December 31, 2011, including our financial statements but excluding the exhibits to Form 10-K. The Form 10-K includes a list of the exhibits that were filed with it, and we will furnish a copy of any such exhibit to any person who requests it upon the payment of our reasonable expenses in providing the requested exhibit. For further information, please send a request to: Secretary, VirnetX Holding Corporation, PO Box 439, Zephyr Cove, NV 89448, telephone (775) 548-1785. Our Annual Report on Form 10-K and our other filings with the SEC, including exhibits, are also available for free online at http://www.virnetx.com under the “SEC Filings” link in the “Investors” tab and at the SEC’s Internet site, http://www.sec.gov.

By Order of the Board of Directors,

/s/ Katharine A. Martin
Katharine A. Martin
Secretary

ANNUAL MEETING INSTRUCTIONS

Attendance at the Annual Meeting is limited to stockholders of record as of April 18, 2012. Registration will begin at 8:00 a.m. Pacific Daylight Time on May 24, 2012, and each stockholder will need proof of identification with valid picture identification such as a driver’s license or passport and verification of stock ownership as of April 18, 2012.

The use of cell phones, smartphones, pagers, recording and photographic equipment and/or computers is not permitted in the meeting room at the Annual Meeting.

See the next page for driving directions.

DRIVING DIRECTIONS TO ANNUAL MEETING

Harvey’s Resort – South Lake Tahoe
The Emerald Bay Room
18 Highway 50
Lake Tahoe, Nevada 89449
(775) 588-2411

Driving Directions

From Sacramento (Route #1 Hwy-50):

•	Take Highway 50 east through Placerville and over Echo Summit to South Lake Tahoe.

From Sacramento or San Francisco (Route #2 - I-80)

•	I-80 to Trukee
•	Take CA-267 South to Kings Beach on Tahoe's North Shore
•	Turn East on CA-28, which becomes NV-28 at the state line
•	Continue around the lake through Crystal Bay and Incline Village, past Nevada's Lake Tahoe State Park, to the intersection with US-50
•	Turn right and continue past Glenbrook and Zephyr Cove to Harveys, located on your right

From Reno

•	Drive South on US-395, 33 miles to Carson City
•	On the far South side of Carson City, take the US-50 turnoff West to Lake Tahoe
•	Take US-50 another 22 miles to the California state line

VOTE BY INTERNET - www.proxyvote.com
VIRNETX HOLDING CORPORATION CORPORATE STOCK TRANSFER, INC. 3200 CHERRY CREEK DR. SOUTH, STE. 430 DENVER, CO 80209 ATTN: RHONDA SINGLETON, PROXY DEPT. MGR.
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving any future mailings of proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote by Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
M46705-P25549 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

VIRNETX HOLDING CORPORATION
	For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
1.
Election of Class II Directors. A proposal to elect the persons listed below to serve three-year terms until the Annual Meeting of Stockholders in 2015, or until their resignation or their respective successors are duly elected and qualified.

Nominees:

01) Robert D. Short III, Ph.D.
02) Thomas M. O'Brien

The Board of Directors recommends you vote FOR proposal 2:		For	Against	Abstain

2.	Ratification of appointment of Farber Hass Hurley LLP as the Company's Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2012.	☐	☐	☐

The Board of Directors recommends you vote AGAINST proposal 3:

3.	Consideration of a stockholder proposal, if properly presented at the meeting, regarding the implementation of a majority voting standard for the election of directors.	☐	☐	☐

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders for the May 24, 2012 Annual Meeting, and the accompanying documents forwarded therewith, and ratifies all lawful action taken by Kendall Larsen or Jonathan Weaklend, as attorney and proxy.

PLEASE MARK, DATE, SIGN AND RETURN THE PROXY FORM AS SOON AS POSSIBLE USING THE ENCLOSED POSTAGE-PAID ENVELOPE

For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please indicte whether you plan to attend this meeting.	☐ Yes	☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Stockholder
Meeting of VirnetX Holding Corporation to be Held on May 24, 2012.
You can view the proxy statement, this proxy card and the annual report to stockholders for the year ended
December 31, 2011 at www.proxyvote.com.

M46706-P25549

PROXY	VIRNETX HOLDING CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 24, 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of VIRNETX HOLDING CORPORATION, a Delaware corporation, hereby appoints Kendall Larsen and Jonathan Weaklend, and each of them, attorneys-in-fact and proxies, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of VirnetX Holding Corporation to be held at 9:00 a.m., Pacific Time, on Thursday, May 24, 2012, at Harvey's Resort-South Lake Tahoe, The Emerald Bay Room, 18 Highway 50, Lake Tahoe, Nevada 89449, and at any adjournments and postponements thereof, which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 24, 2012: You can view the proxy statement, this proxy card and the annual report to stockholders for the year ended December 31, 2011 at www.proxyvote.com.

THIS PROXY WILL BE VOTED AS DIRECTED OR IF NO CONTRARY DIRECTION IS INDICATED WILL BE VOTED FOR EACH OF THE PERSONS LISTED IN PROPOSAL 1, FOR PROPOSAL 2 AND AGAINST PROPOSAL 3 AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS SAID PROXIES DEEM ADVISABLE.

Address Changes/Comments:

(If you noted any address changes/comments above, please mark corresponding box on the reverse side.)

PLEASE SIGN AND DATE ON REVERSE SIDE